UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2015

Date of reporting period:  May 31, 2015

Item 1. Reports to Stockholders.

Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

May 31, 2015

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

INVESTMENT HIGHLIGHTS	10

SCHEDULES OF INVESTMENTS	17

SCHEDULE OF OPTIONS WRITTEN	20

STATEMENTS OF ASSETS AND LIABILITIES	31

STATEMENTS OF OPERATIONS	32

STATEMENTS OF CHANGES IN NET ASSETS	33

FINANCIAL HIGHLIGHTS	35

NOTES TO FINANCIAL STATEMENTS	40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

NOTICE OF PRIVACY POLICY & PRACTICES	52

ADDITIONAL INFORMATION	53

Dear Shareholder of the M.D. Sass Equity Income Plus Fund,

We are pleased to provide you with our second annual report for the M.D. Sass Equity Income Plus Fund, which launched on June 28, 2013.

Performance

MDEIX returned +6.37% for the 12-month period ended May 31, 2015 (MDEPX returned +6.09% over the same period without the load; -0.01% inclusive of the load). This compares favorably with the CBOE S&P 500 BuyWrite Index (BXM) which returned +4.32% over the same time period. Importantly, our results include a performance drag of about -2.59% from the purchase of S&P 500 index puts, as a potential hedge against a sharp market decline, which the BXM Index does not have.  Therefore, we believe that our results are even more compelling relative to the benchmark on a risk-adjusted basis.

The top positive stock/call contributors for the 12 month period ending through May 31, 2015 were: 1. Walgreens Boots Alliance (WBA), 2. Apple (AAPL), and 3. CBS Outdoor (CBSO). Primary detractors for the same period were: 1. Home Loan Servicing (HLSS), 2. Exterran Holdings (EXH), and 3. Schlumberger (SLB).

Average Annual Total Return as of 05/31/2015
	1 Year	Since Inception 06/28/13
MDEIX Institutional Class	6.37%	10.46%
MDEPX Retail Class w/out load	6.09%	10.18%
MDEPX Retail Class w/ load	-0.01%	6.84%

MDEIX Institutional Gross Expense ratio: 1.29%; MDEIX Institutional Net Expense ratio: 0.75%*
MDEPX Retail Gross Expense ratio: 1.56%; MDEPX Retail Net Expense ratio: 1.10%*

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data quoted “w/ load” reflects the 5.75% maximum sales charge. Performance data quoted “w/out load” does not reflect this sales charge. If reflected, total returns would be reduced. Fund performance current to the most recent month- end may be lower or higher than the performance quoted and can be obtained by calling 1-855-637-3863.

*	Ratios correlate to the prospectus dated September 26, 2014. The Adviser has contractually agreed to waive its advisory fees through June 29, 2016.

Portfolio Characteristics

Looking forward, we believe the Fund may benefit from the potential cash flow generation of the portfolio in 2015 given its focus on attractively valued stocks with high and potentially growing dividends, attractive call premium, and relatively “cheap” index puts. As of May 31, 2015, the net cash flow, before Fund expenses, was 9.2%, comprised of the following:

Fund Cash Flow Characteristics as of May 31, 2015:
Call Premium:	9.2%	30-day SEC Yield	Subsidized	Unsubsidized
Dividend Yield:	2.8%	MDEIX	1.88%	1.56%
Cost of Puts:	-2.8%	MDEPX	1.45%	1.15%
Net Cash Flow	9.2%

Additionally, in our view, the portfolio is well hedged against a steep market correction with index puts.  The characteristics of the portfolio’s puts as of May 31, 2015 were as follows:

Weighted Average Downside to Put Strike:	-11%
Weighted Average Days until Expiration of Puts:	179
Percentage of Portfolio Value Covered:	80%

Market Environment for the M.D. Sass Equity Income Plus Strategy

We believe that the current market environment suits our strategy for several reasons:

1.
Correlations have decreased: Post-crisis, the market went through an extended period of high correlation – in other words, stocks were moving together based on macro sentiment rather than on the individual stock fundamentals. We have now entered a period of low correlation which, we believe, is opportune for stock pickers like ourselves.

2.
Hedging with puts has been “cheap”: The CBOE Volatility Index (“VIX”) is a measure of implied volatility in option prices. The lower the VIX, the more likely options will trade with lower embedded premiums. While volatility has increased recently, the VIX remains at relatively low levels historically. We believe the puts in the portfolio are a cheap hedge against a market downturn.

3.
Volatility has increased: As noted, volatility has returned more recently with the markets experiencing choppiness in January, June and July of 2015. In such an environment, the strategy’s ability to produce returns with a potentially lower risk profile through its cash flow generation and index puts may be further highlighted.

4.
Yield is scarce: In this low interest rate environment, investors demand yield but are concerned about bearing too much interest rate risk. We believe high dividend yielding stocks with growing dividends offer an attractive alternative to yield starved investors. Increased demand for growing, high dividend yielding stocks may also bode well for the Fund’s long equity investments. Notably, we are intentionally steering clear of “bond proxies” – stocks with attractive yields but no growth.

We appreciate the confidence our shareholders have placed in us.

Past performance is not a guarantee of future results.  Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies. The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

CBOE S&P 500 BuyWrite Index (BXM): The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. One cannot invest directly in an index.

S&P 500 Index: The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Dividend Yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price.  In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Weighted Average Downside to Put Strike: The amount which a reference security must decline for a put to have value.

Correlation: A statistical measure of how two securities move in relation to each other.

CBOE Volatility Index (“VIX”): A measure of implied volatility in the stock market that is calculated on the basis of short- term index options on the S&P 500 Index. A high VIX index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX index generally follows calm markets and rising prices.

The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

This Fund is distributed by Quasar Distributors, LLC.

Dear Shareholder of the M.D. Sass 1-3 Year U.S. Agency Bond Fund (the “Fund”),

Performance Review:

Through May 31, 2015, MDSIX returned +0.50% unannualized net year-to-date, +0.75% over the last 12 months, and +1.24% annualized since inception (6/30/2011). For the same period, MDSHX returned +0.41% year-to-date, +0.52% over the last 12 months, and +0.57% annualized since inception (12/30/2011). These results demonstrate that the Fund was a value-added alternative to other short duration instruments. Notably, MDSIX received a 4 Star Overall Rating from Morningstar within the Short-Term Government category out of 116 funds based on the Fund’s risk- adjusted return profile as of June 30, 2015. It is worth noting that that universe is not 100% U.S. Government short duration issues, while the Fund is.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1- 855-637-3863.

MDSIX Gross Expense ratio: 0.72%; MDSIX Net Expense ratio: 0.70%*

*	Ratios correlate to the prospectus dated September 26, 2014. The Fund has agreed to waive its management fees and/or reimburse Fund expenses through at least September 28, 2016.

The Fund’s returns have been driven by its strong relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows that provide higher yields than comparable U.S. Treasury issues and to sell them if and when they become fairly valued.  At 5/31/15, MDSIX’s 30 Day SEC Yield was +3.52% compared to the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index’s +0.61% yield. These returns and yields were also produced while maintaining a focus on short-term securities. The Fund’s Effective Duration at 5/31/15 was 2.16 years.

Non-Treasury fixed income sectors (both corporate credit and Mortgage Backed Securities (“MBS”) underperformed Treasuries during the 1-year period as the market faced strong headwinds from disparate global economic performance, geopolitical risks, and Federal Reserve (“Fed”) policy uncertainty.  Amid this volatility, the cash flows from our MBS holdings have remained stable, which we believe will be the ultimate driver of the Fund’s return over time.

Market Review:

During the second half of 2014, the bond market was dominated by market concerns over divergent global economic growth. Geopolitical risks (e.g. Ukraine) and emerging countries’ currency volatility and equity market underperformance further boosted market volatility. The downshift in crude oil prices as a sign of a weak global economic recovery helped to drive the longer end of the U.S. Treasury yield curve lower.  The net effect of lower energy prices and a stronger U.S. dollar weakened inflation expectations and hindered the economy’s progress towards the Federal Reserve’s 2% annual inflation goal. Separately, the fall in oil price negatively impacted high-yield bonds during the period given the sector’s exposure to energy and energy related companies.

The U.S. Treasury yield curve flattened during Q1 this year, with intermediate (5-year) and longer maturity (10 and 30-year) yields decreasing the most.  Softer than expected economic data in the U.S. and China, and the launching of sovereign bond quantitative easing (“QE”) in Europe supported the bond rally. Treasury yields decreased and risk assets rallied after the March Federal Open Market Committee (“FOMC”) meeting as both the statement and projections of future federal funds rate (“dot plot”) were more dovish than the market expectation.  In March, the European Central Bank (“ECB”) started its sovereign debt purchases under the Public Sector Purchase Programme (PSPP). Spillover effects from the ECB QE also compressed global government bond yields and are likely to continue to do so over the next several quarters as the European Union deals with the potential impact of the Greece bailout plan and debt restructuring or eventual default.

Reversing the flattening pattern in Q1, the U.S. Treasury yield curve steepened in Q2, with longer maturity (10 and 30-year) yields increasing the most. Higher European government bond yields, given stronger than expected Euro area economic activity and inflation, spilled over into global rate markets and pushed U.S. yields higher. Separately, U.S. economic activity improved in Q2, as reflected in the June FOMC statement that the economy has been “expanding moderately after having changed little during the first quarter”. However, notwithstanding healthy job growth during the quarter, labor markets slack continues to hold inflation and wages down.

In June, Treasury yields declined and risk assets rallied post the FOMC meeting as the projections of future federal funds rate (“dot plot”) were again more dovish than market expectation. The median projection for the Fed Funds rate fell by 25bps for both end 2016 and end 2017 to 1.625% and 2.875%.  Importantly, in the press conference, Chair Yellen said that the committee would like to see “more decisive evidence that a moderate pace of economic growth will be sustained”. Volatility in bond markets continued to increase during the quarter, as both the 10-year Treasury and German Bund spiked by close to +0.3% during the first week of June. Regulators and market participants are also becoming increasingly worried about rising volatility.

Market Outlook:

All factors considered, we remain optimistic on the relative performance of U.S. Agency MBS going forward:

1.
Attractive Valuation: U.S. Agency MBS offer attractive valuation and higher yields relative to U.S. Treasuries and credit given a favorable prepayment profile and wider spreads during the quarter. As a result of limited refinancing activity (with the refi index near a 5-year low) and the burnout of the current MBS universe (as over half of the existing universe was originated prior to and experienced the 2012/13 refi wave), call risk for MBS has greatly diminished.

2.
Limited high quality investment alternatives: The spectrum of high quality type investments with more than negligible income is very limited. With the entire term structures out to 10- year maturity of both the Japanese and German government yields less than 1% (and lower than the U.S. term structure), the current easing measures implemented by the European Central Bank (PSPP) and the Bank of Japan (Quantitative and Qualitative Easing) further accentuate the scarcity of global supply in high quality assets.

3.
Federal Reserve Sponsorship: In the June press conference, Chair Yellen commented that while the FOMC views Q1 economic weakness as transitory, the committee would like to see “more decisive evidence that a moderate pace of economic growth will be sustained”. This indicated potentially a more cautious and gradual pace as the Fed approaches a rate hike, even relative to the 25bps increase per meeting during the 2004-2006 Fed hike cycle. The expected gradual nature of the Fed normalizing interest rates also implies that runoff will be the primary means of reduction of the Fed’s approximately $1.7 trillion MBS portfolio. The potential of the Fed’s holding MBS indefinitely constitutes a strong technical for the sector.

4.
Supply/Demand Considerations: Due to capacity reduction, higher origination and compliance costs as related to the Consumer Financial Protection Bureau’s Qualified Mortgage (QM) rules, and lingering representation/warranty and default servicing concerns, net issuance YTD remained subdued at around $70 billion. For the rest of 2015, supply should remain constrained given additional factors of higher interest rate (relative to Q1) and increasing mortgage loan retention by banks. On the demand side, risk-based capital ratios (Basel III regulatory capital regime), along with high-quality liquid asset (HQLA) and liquidity coverage ratios (LCR) should focus banks’ buying of high quality risk-weighted assets such as U.S. Treasuries and agency MBS. Year-to-date, banks had added $60bn net investment in MBS. Money managers weighting of agency MBS also cushion MBS spread widening.

5.
Liquidity: Current regulatory changes, including the Volcker Rule and 5% leverage ratio (i.e. proportion of assets funded by equity capital), require dealer de-risking in both the credit and repurchase agreements markets, and has led to deterioration in overall market liquidity. Given its agency/government quality and shorter duration, agency MBS should command a greater liquidity value relative to credit, while also offering more attractive yields relative to other high-quality short term instruments including repurchase agreements.

6.
Global Macro economic Uncertainties:  Due to global economic headwinds including weak organic economic growth in both the developed markets (e.g. Europe) and EM countries (e.g. China) and ongoing geopolitical (e.g. Greece) risks, agency MBS and U.S. Treasuries should continue to act as a safe haven investment sector.

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities while the Fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The MD Sass 1-3 Year Duration U.S. Agency Bond Fund was rated 4-Stars against the following numbers of Short Government funds over the following time periods: 116 funds in the last three-years.

©2015 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future performance.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index: An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest in an index.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Spread: is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Retail Class shares of the Equity Income Plus Fund you will pay a maximum initial sales charge of 5.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples. The examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)

Institutional Class
Actual	$1,000.00	$1,026.30	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78

Retail Class
Actual	$1,000.00	$1,024.60	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54

Class C
Actual	$1,000.00	$1,007.50	$8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80

(1)	The period is December 1, 2014 – May 31, 2015 for Institutional and Retail Classes and March 25, 2015 – May 31, 2015 for the Class C shares.
(2)
Expenses for the Institutional Class and Retail Class are equal to the annualized expense ratio of 0.75%  and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 182/365.  Expenses for Class C are equal to the annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by 67/365.

M.D. Sass Funds
Expense Examples (Continued)
(Unaudited)

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$1,003.30	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	$3.43

Retail Class
Actual	$1,000.00	$1,002.10	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68

(1)	The period is December 1, 2014 – May 31, 2015.
(2)
Expenses for the Institutional Class and Retail Class are equal to the annualized expense ratio of 0.68% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 182/365.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Fund’s Adviser believes are undervalued.  The Fund’s Adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of May 31, 2015 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*	Written Options (3.75)%

Continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2015

			Annualized
			Since
	Six	One	Inception
	Months	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	2.63%	6.37%	10.46%
CBOE S&P 500 Buy Write Index	5.31%	4.32%	9.36%
S&P 500 Index	2.97%	11.81%	17.56%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund – Retail Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2015(1)

			Annualized
			Since
	Six	One	Inception
	Months	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund
Retail Class (with sales charge)	-3.44%	-0.01%	6.84%
Retail Class (without sales charge)	2.46%	6.09%	10.18%
CBOE S&P 500 Buy Write Index	5.31%	4.32%	9.36%
S&P 500 Index	2.97%	11.81%	17.56%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75%.  Returns without sales charge do not reflect the current maximum sale charge.  Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund – Class C
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2015

Since
Inception
(3/25/15)
M.D. Sass Equity Income Plus Fund – Class C	0.75%
CBOE S&P 500 Buy Write Index	1.69%
S&P 500 Index	1.15%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities (“MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by U.S. Government and Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of May 31, 2015 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2015

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Years	(6/30/11)
M.D. Sass 1-3 Year Duration
U.S. Agency Bond Fund – Institutional Class	0.33%	0.75%	0.66%	1.24%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.40%	0.81%	0.63%	0.70%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $100,000 Investment

*	Inception Date

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of May 31, 2015

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Years	(12/30/11)
M.D. Sass 1-3 Year Duration
U.S. Agency Bond Fund – Retail Class	0.21%	0.52%	0.37%	0.57%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.40%	0.81%	0.63%	0.60%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

May 31, 2015

	Shares	Value

COMMON STOCKS* – 88.42%

Airlines – 2.58%
Delta Air Lines, Inc.	97,600	$4,188,992

Biotechnology – 3.12%
Gilead Sciences, Inc. (a)	45,000	5,052,150

Capital Markets – 2.40%
Lazard Ltd. (b)	70,000	3,889,200

Commercial Banks – 3.13%
Citizens Financial Group, Inc.	189,000	5,072,760

Commercial Services & Supplies – 2.60%
ADT Corp.	115,500	4,213,440

Computers & Peripherals – 2.85%
Apple, Inc.	35,480	4,622,334

Consumer Finance – 5.32%
Capital One Financial Corp.	49,500	4,136,220
Discover Financial Services	77,000	4,486,790
		8,623,010

Containers & Packaging – 2.58%
Rock-Tenn Co.	64,200	4,181,988

Energy Equipment & Services – 1.52%
Exterran Holdings, Inc.	74,600	2,466,276

Food & Staples Retailing – 4.74%
CVS Health Corp.	39,900	4,084,962
Walgreens Boots Alliance, Inc.	42,000	3,605,280
		7,690,242

Food Products – 3.26%
Mondelez International, Inc.	126,900	5,277,771

Health Care Equipment & Supplies – 2.20%
Medtronic PLC (b)	46,800	3,571,776

Health Care Providers & Services – 2.87%
McKesson Corp.	19,600	4,649,708

Hotels, Restaurants & Leisure – 8.62%
Apollo Global Management, LLC	227,000	5,039,400
Aramark	135,000	4,232,250
Six Flags Entertainment Corp.	96,100	4,695,446
		13,967,096

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

COMMON STOCKS* – 88.42% (Continued)

Household Durables – 2.05%
Whirlpool Corp.	18,000	$3,316,500

Insurance – 6.89%
Hartford Financial Services Group, Inc.	79,200	3,255,912
MetLife, Inc.	61,600	3,219,216
Prudential Financial, Inc.	55,500	4,695,855
		11,170,983

Media – 9.34%
AMC Entertainment Holdings, Inc.	111,000	3,209,010
Nexstar Broadcasting Group, Inc. – Class A	66,000	3,754,740
Sinclair Broadcast Group, Inc. – Class A	168,061	5,048,553
Time Warner, Inc.	37,100	3,134,208
		15,146,511

Oil, Gas & Consumable Fuels – 5.09%
Occidental Petroleum Corp.	43,100	3,369,989
Williams Cos, Inc.	95,400	4,874,940
		8,244,929

Paper & Forest Products – 2.86%
International Paper Co.	89,400	4,633,602

Pharmaceuticals – 7.46%
Pfizer, Inc.	87,500	3,040,625
Sanofi – ADR	93,500	4,619,835
Teva Pharmaceutical Industries Ltd. – ADR	73,900	4,441,390
		12,101,850

Semiconductors & Semiconductor Equipment – 2.16%
Teradyne, Inc.	165,575	3,501,911

Specialty Retail – 2.01%
Williams-Sonoma, Inc.	41,500	3,262,315

Textiles, Apparel & Luxury Goods – 2.77%
Ralph Lauren Corp.	34,500	4,498,800
TOTAL COMMON STOCKS (Cost $131,907,895)		143,344,144

REAL ESTATE INVESTMENT TRUSTS* – 12.95%
Crown Castle International Corp.	45,000	3,669,750
Gaming & Leisure Properties, Inc.	133,012	4,868,239
Lamar Advertising Co.	74,556	4,519,585
NorthStar Realty Finance Corp.	260,500	4,725,470
Outfront Media, Inc.	116,042	3,215,524
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,309,466)		20,998,568

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

May 31, 2015

	Contracts	Value
PURCHASED OPTIONS – 1.44%
SPDR S&P 500 ETF Trust
Expiration: September 2015, Exercise Price: $186.00 (a)	3,750	$588,750
Expiration: December 2015, Exercise Price: $190.00 (a)	2,000	884,000
Expiration: March 2016, Exercise Price: $186.00 (a)	1,550	851,725
TOTAL PURCHASED OPTIONS (Cost $3,901,622)		2,324,475

	Shares
SHORT-TERM INVESTMENTS – 0.59%
First American U.S. Treasury Money Market Fund, 0.020% (c)	957,430	957,430
TOTAL SHORT-TERM INVESTMENTS (Cost $957,430)		957,430

Total Investments (Cost $157,076,413) – 103.40%		167,624,617
Liabilities in Excess of Other Assets – (3.40)%		(5,508,214)
TOTAL NET ASSETS – 100.00%		$162,116,403

Percentages are stated as percent of net assets.
*	All or portion of these securities may be subject to call options written.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2015.
ADR  American Depositary Receipt

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options

May 31, 2015

	Contracts	Value
CALL OPTIONS
ADT Corp.
Expiration: July 2015, Exercise Price: $40.00	170	$4,675
Expiration: July 2015, Exercise Price: $45.00	985	7,387
AMC Entertainment Holdings, Inc.
Expiration: September 2015, Exercise Price: $29.00	1,110	177,600
Apollo Global Management, LLC
Expiration: June 2015, Exercise Price: $25.00	1,697	4,243
Expiration: September 2015, Exercise Price: $25.00	570	14,250
Apple, Inc.
Expiration: July 2015, Exercise Price: $130.00	352	144,320
Aramark
Expiration: July 2015, Exercise Price: $30.00	1,350	246,375
Capital One Financial Corp.
Expiration: June 2015, Exercise Price: $82.50	495	94,050
Citizens Financial Group, Inc.
Expiration: July 2015, Exercise Price: $25.00	1,890	378,000
Crown Castle International Corp.
Expiration: October 2015, Exercise Price: $85.00	450	63,450
CVS Health Corp.
Expiration: August 2015, Exercise Price: $100.00	399	179,550
Delta Air Lines, Inc.
Expiration: June 2015, Exercise Price: $50.00	976	5,856
Discover Financial Services
Expiration: July 2015, Exercise Price: $60.00	770	57,750
Exterran Holdings, Inc.
Expiration: August 2015, Exercise Price: $35.00	746	108,170
Gaming & Leisure Properties, Inc.
Expiration: July 2015, Exercise Price: $34.60	1,100	275,000
Expiration: July 2015, Exercise Price: $39.60	230	5,175
Gilead Sciences, Inc.
Expiration: August 2015, Exercise Price: $110.00	450	292,500
Hartford Financial Services Group, Inc.
Expiration: September 2015, Exercise Price: $43.00	792	56,232
International Paper Co.
Expiration: July 2015, Exercise Price: $55.00	474	23,700
Expiration: July 2015, Exercise Price: $57.50	110	1,760
Expiration: October 2015, Exercise Price: $52.50	310	78,120
Lamar Advertising Co.
Expiration: July 2015, Exercise Price: $57.50	372	127,410
Expiration: July 2015, Exercise Price: $60.00	373	44,760
Lazard Ltd. (a)
Expiration: June 2015, Exercise Price: $54.00	700	148,750
McKesson Corp.
Expiration: August 2015, Exercise Price: $240.00	196	127,400
Medtronic PLC (a)
Expiration: August 2015, Exercise Price: $77.50	468	105,300

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value
CALL OPTIONS (Continued)
MetLife, Inc.
Expiration: September 2015, Exercise Price: $52.50	616	$128,744
Mondelez International, Inc.
Expiration: June 2015, Exercise Price: $36.00	506	278,300
Expiration: June 2015, Exercise Price: $37.00	763	347,928
Nexstar Broadcasting Group, Inc.
Expiration: August 2015, Exercise Price: $50.00	130	108,550
Expiration: August 2015, Exercise Price: $55.00	530	222,600
NorthStar Realty Finance Corp.
Expiration: June 2015, Exercise Price: $19.00	2,145	10,725
Expiration: September 2015, Exercise Price: $20.00	460	11,500
Occidental Petroleum Corp.
Expiration: August 2015, Exercise Price: $77.50	431	131,024
Outfront Media, Inc.
Expiration: June 2015, Exercise Price: $31.00	625	4,687
Expiration: September 2015, Exercise Price: $28.00	535	40,125
Pfizer, Inc.
Expiration: June 2015, Exercise Price: $35.00	270	11,340
Expiration: August 2015, Exercise Price: $35.00	605	55,660
Prudential Financial, Inc.
Expiration: June 2015, Exercise Price: $87.50	370	18,500
Expiration: September 2015, Exercise Price: $87.50	185	48,285
Ralph Lauren Corp.
Expiration: July 2015, Exercise Price: $130.00	345	134,550
Rock-Tenn Co.
Expiration: October 2015, Exercise Price: $60.00	642	426,930
Sanofi
Expiration: September 2015, Exercise Price: $55.00	935	46,750
Sinclair Broadcast Group, Inc.
Expiration: June 2015, Exercise Price: $27.00	20	6,450
Expiration: September 2015, Exercise Price: $30.00	1,660	315,400
Six Flags Entertainment Corp.
Expiration: September 2015, Exercise Price: $50.00	961	175,383
Teradyne, Inc.
Expiration: July 2015, Exercise Price: $19.00	1,655	376,513
Teva Pharmaceutical Industries Ltd.
Expiration: June 2015, Exercise Price: $60.00	270	43,470
Expiration: June 2015, Exercise Price: $62.50	469	30,485
Time Warner, Inc.
Expiration: July 2015, Exercise Price: $85.00	371	77,910
Walgreens Boots Alliance, Inc.
Expiration: July 2015, Exercise Price: $85.00	420	140,700
Whirlpool Corp.
Expiration: September 2015, Exercise Price: $195.00	180	105,750
Williams Cos, Inc.
Expiration: August 2015, Exercise Price: $52.50	954	124,974

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value
CALL OPTIONS (Continued)
Williams-Sonoma, Inc.
Expiration: June 2015, Exercise Price: $77.50	415	$87,150
TOTAL CALL OPTIONS		6,282,166
TOTAL WRITTEN OPTIONS (Premiums received $6,094,251)		$6,282,166

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79%
Fannie Mae – Aces
2014-M5, 0.527%, 01/25/2017 (a)	$1,364,105	$1,365,492
2014-M6, 0.468%, 12/25/2017 (a)	2,489,570	2,493,258
2012-M9, 4.025%, 12/25/2017 (a)(b)	11,931,541	936,721
2014-M8, 0.442%, 05/25/2018 (a)	2,894,939	2,900,946
2015-M4, 0.388%, 09/25/2018 (a)	469,091	470,205
2014-M10, 0.103%, 09/25/2019 (a)(b)	121,627,139	457,196

Fannie Mae Pool
735794, 7.000%, 06/01/2017	5,121	5,194
545825, 6.000%, 07/01/2017	7,800	8,058
254443, 6.000%, 09/01/2017	24,763	25,729
670372, 6.000%, 09/01/2017	38,418	39,674
254473, 5.500%, 10/01/2017	109,183	115,174
755513, 4.000%, 11/01/2018	30,231	31,863
555872, 5.000%, 11/01/2018	18,955	19,903
745498, 7.000%, 11/01/2018	2,966	3,059
889972, 7.000%, 11/01/2018	911	942
725098, 5.500%, 12/01/2018	124,493	131,333
255176, 4.500%, 04/01/2019	41,649	43,591
725527, 5.500%, 05/01/2019	31,615	33,351
255273, 4.500%, 06/01/2019	27,278	28,553
725792, 4.500%, 08/01/2019	63,003	65,989
725707, 5.000%, 08/01/2019	221,332	235,566
725993, 6.000%, 09/01/2019	56,425	58,478
735990, 4.500%, 11/01/2019	132,436	138,701
255547, 4.500%, 01/01/2020	217,440	228,706
357695, 4.500%, 01/01/2020	142,922	150,303
995182, 5.500%, 06/01/2020	41,468	43,747
AB1233, 4.000%, 07/01/2020	553,697	584,128
MA0459, 4.000%, 07/01/2020	619,850	653,663
745440, 4.500%, 07/01/2020	30,823	32,281
735920, 4.500%, 10/01/2020	865,170	910,424
995158, 4.500%, 12/01/2020	421,249	443,327
MA0630, 4.000%, 01/01/2021	488,127	515,105
MA0688, 4.000%, 03/01/2021	813,706	858,178
745453, 5.500%, 03/01/2021	149,406	161,696
MA0704, 4.000%, 04/01/2021	430,763	454,393
890330, 5.000%, 10/01/2021	31,116	32,802
AE0595, 4.500%, 03/01/2022	601,464	629,910
889143, 4.500%, 05/01/2022	64,103	67,450
MA1099, 3.500%, 06/01/2022	644,088	683,655
890156, 5.000%, 05/01/2023	38,813	42,010
254954, 4.500%, 10/01/2023	357,863	388,846
254911, 5.000%, 10/01/2023	275,784	306,544
254963, 5.500%, 10/01/2023	34,848	39,413
995874, 5.500%, 11/01/2023	14,676	15,836
725152, 5.500%, 02/01/2024	122,532	139,440

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79% (Continued)
Fannie Mae Pool (Continued)
255160, 5.500%, 03/01/2024	$246,169	$278,419
255226, 5.000%, 05/01/2024	121,335	134,868
255456, 5.500%, 10/01/2024	176,658	199,802
255667, 5.000%, 03/01/2025	212,909	236,656
890216, 4.500%, 07/01/2025	146,580	157,533
735734, 5.500%, 07/01/2025	89,397	101,109
255984, 4.500%, 11/01/2025	24,607	26,747
256045, 5.000%, 12/01/2025	118,022	131,186
256247, 6.000%, 05/01/2026	27,502	31,393
256272, 5.500%, 06/01/2026	922	1,043
3.500%, 06/15/2026	4,125,000	4,375,399
48081, 4.675%, 12/01/2026 (a)	17,483	18,044
888281, 6.000%, 04/01/2027	147,010	167,806
47935, 4.800%, 05/01/2027 (a)	3,319	3,486
252284, 6.500%, 01/01/2029	157,517	185,588
323591, 6.500%, 03/01/2029	45,639	53,540
676661, 5.500%, 01/01/2033	96,153	109,246
555326, 5.500%, 04/01/2033	352,808	406,194
555424, 5.500%, 05/01/2033	294,490	334,915
555531, 5.500%, 06/01/2033	230,249	261,855
555592, 5.500%, 07/01/2033	96,535	109,828
725205, 5.000%, 03/01/2034	574,576	641,438
745096, 5.500%, 11/01/2034	172,418	196,140
995801, 5.500%, 12/01/2034	27,654	31,447
735989, 5.500%, 02/01/2035	119,817	136,283
888073, 5.500%, 02/01/2035	72,669	82,629
735715, 5.500%, 05/01/2035	293,563	333,955
889929, 5.500%, 08/01/2037	161,977	184,134

Fannie Mae REMICS
2002-7, 5.500%, 03/25/2017	78,288	80,426
2002-11, 5.500%, 03/25/2017	6,135	6,200
2002-7, 6.000%, 03/25/2017	15,886	16,224
2002-55-GC, 5.500%, 09/25/2017	14,989	15,467
2002-55-QE, 5.500%, 09/25/2017	77,458	79,875
2002-57, 5.500%, 09/25/2017	58,121	60,015
2002-58, 5.500%, 09/25/2017	25,371	26,213
2002-59B, 5.500%, 09/25/2017	222,859	231,192
2002-61, 5.500%, 10/25/2017	22,808	23,741
2002-74, 5.000%, 11/25/2017	58,044	60,220
2002-72, 5.500%, 11/25/2017	37,938	39,469
2002-62, 5.500%, 11/25/2017	81,745	85,126
2003-27, 3.500%, 03/25/2018	1,004	1,004
2003-21, 5.000%, 03/25/2018	51,268	53,343
2003-57, 3.500%, 06/25/2018	59,501	61,320
2003-57, 5.000%, 06/25/2018	8,827	9,231
2003-74, 3.750%, 08/25/2018	29,289	30,243

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79% (Continued)
Fannie Mae REMICS (Continued)
2003-91, 4.500%, 09/25/2018	$132,132	$137,435
2003-81, 4.500%, 09/25/2018	25,373	26,498
2003-108, 4.000%, 11/25/2018	196,172	203,744
2003-128, 4.000%, 01/25/2019	212,020	220,058
2004-3, 4.000%, 02/25/2019	342,403	355,353
2009-37, 4.000%, 04/25/2019	10,940	11,311
1999-15, 6.000%, 04/25/2019	82,182	88,191
2004-27, 4.000%, 05/25/2019	92,474	95,746
2009-70, 5.000%, 08/25/2019	26,552	27,613
2011-9, 5.000%, 04/25/2020	347,669	367,328
1990-73, 0.00%, 07/25/2020 (c)	34,460	34,555
2011-68, 4.500%, 12/25/2020	290,294	304,527
2008-24, 5.000%, 04/25/2023	416,837	437,371
2008-36, 4.500%, 05/25/2023	198,058	211,181
2003-80, 4.000%, 06/25/2023	3,596	3,679
2003-46, 4.000%, 06/25/2023	3,280	3,292
2003-55, 5.000%, 06/25/2023	613,458	666,032
2003-49, 5.500%, 06/25/2023	17,440	17,685
2008-62, 4.000%, 07/25/2023	153,715	160,327
2001-64, 6.000%, 11/25/2031	273,772	308,760
2010-39, 5.000%, 10/25/2032	2,913	2,916
2003-44, 0.935%, 06/25/2033 (a)	271,670	277,513
2005-27, 5.500%, 05/25/2034	32,280	33,981
2005-23, 5.000%, 04/25/2035	33,764	36,337
2005-62, 4.750%, 07/25/2035	47,235	50,258
2006-70, 0.00%, 06/25/2036 (c)	312,595	299,168
2007-33, 5.500%, 04/25/2037	11,885	13,303
2009-15, 4.500%, 10/25/2037	2,438	2,454
2008-53, 1.035%, 07/25/2038 (a)	72,218	73,928
2010-90, 4.000%, 04/25/2040	322,286	336,898

FHLMC Multifamily Structured Pass Through Certificates
K-002, 4.879%, 05/19/2017	333,556	354,204
K-701, 3.882%, 11/25/2017 (a)	853,000	903,667
K-706, 1.691%, 06/25/2018	88,561	89,530
K-F01, 0.534%, 04/25/2019 (a)	234,645	233,553
K-714, 0.744%, 10/25/2020 (a)(b)	12,017,665	405,440
Q-001, 1.701%, 04/25/2021	937,106	941,738
K-023, 1.306%, 08/25/2022 (a)(b)	4,909,556	370,134

FHLMC-GNMA
G023, 0.635%, 11/25/2023 (a)	238,822	241,541

Freddie Mac Gold Pool
E0-1098, 6.000%, 02/01/2017	16,030	16,518
G1-1694, 6.500%, 09/01/2019	79,647	82,604
G3-0234, 6.500%, 11/01/2022	4,767	5,480

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79% (Continued)
Freddie Mac Gold Pool (Continued)
E0-1138, 6.500%, 03/01/2017	$12,167	$12,594
E0-1140, 6.000%, 05/01/2017	85,424	88,275
G1-1418, 6.500%, 07/01/2017	43,570	44,928
G1-1350, 6.000%, 10/01/2017	38,906	40,101
E0-1251, 5.500%, 11/01/2017	315,969	331,481
G1-1337, 5.500%, 11/01/2017	193,436	202,930
G1-1516, 6.000%, 03/01/2018	21,053	21,708
G1-1509, 6.000%, 03/01/2018	35,006	36,253
E0-1343, 5.000%, 04/01/2018	60,194	63,071
G1-1399, 5.500%, 04/01/2018	47,687	50,027
E0-1386, 5.000%, 06/01/2018	16,582	17,375
E0-1488, 5.000%, 10/01/2018	81,204	85,086
E0-1490, 5.000%, 11/01/2018	270,557	286,084
E0-1497, 5.500%, 11/01/2018	23,906	25,323
G1-2471, 4.500%, 12/01/2018	132,800	138,735
G1-2883, 5.000%, 12/01/2018	140,845	147,585
G1-1731, 5.500%, 12/01/2018	147,298	154,562
G1-1551, 5.500%, 02/01/2019	45,430	47,662
G1-1574, 6.000%, 02/01/2019	39,247	40,593
G1-3052, 5.000%, 03/01/2019	100,827	105,646
B1-5137, 4.000%, 06/01/2019	50,822	53,584
G1-2081, 4.500%, 06/01/2019	22,082	23,102
G1-8009, 5.000%, 09/01/2019	72,439	76,632
G1-8016, 5.000%, 10/01/2019	305,055	322,602
G1-3330, 6.000%, 10/01/2019	11,157	11,538
G1-8020, 4.500%, 11/01/2019	277,534	290,404
G1-1653, 5.500%, 12/01/2019	137,068	145,055
G1-1649, 4.500%, 02/01/2020	469,703	493,753
G1-1650, 5.000%, 02/01/2020	38,142	40,353
G1-2569, 4.000%, 05/01/2020	284,837	300,318
G1-1717, 5.000%, 06/01/2020	82,239	87,375
G1-1722, 5.000%, 07/01/2020	103,623	110,077
G1-1754, 6.000%, 07/01/2020	2,629	2,783
G1-3272, 4.500%, 08/01/2020	145,959	152,691
G1-1720, 4.500%, 08/01/2020	445,942	468,854
G1-1838, 6.000%, 08/01/2020	47,344	49,786
G1-3312, 4.500%, 09/01/2020	83,008	86,861
G1-3318, 5.000%, 10/01/2020	244,744	258,975
G1-1773, 5.000%, 10/01/2020	58,970	62,636
G1-2046, 4.000%, 12/01/2020	99,190	104,580
G1-2911, 4.000%, 02/01/2021	42,010	44,294
G1-1938, 4.500%, 03/01/2021	144,734	152,174
G1-2189, 5.500%, 03/01/2021	190,053	205,747
G1-1941, 5.500%, 04/01/2021	13,477	14,668
G1-2239, 5.500%, 07/01/2021	43,873	47,901
G1-2322, 5.500%, 07/01/2021	19,320	21,042
C9-0457, 6.500%, 07/01/2021	8,436	9,697

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79% (Continued)
Freddie Mac Gold Pool (Continued)
G1-3621, 6.500%, 08/01/2021	$130,299	$135,203
G1-2381, 5.000%, 09/01/2021	225,206	241,321
G1-2456, 4.000%, 10/01/2021	106,023	111,785
G1-2403, 5.000%, 10/01/2021	135,050	144,704
G1-2717, 5.500%, 11/01/2021	18,943	20,283
G1-2942, 4.500%, 01/01/2022	77,078	81,020
G1-2491, 5.000%, 01/01/2022	408,738	437,516
G1-2977, 5.500%, 10/01/2022	80,916	88,495
G1-2935, 5.000%, 01/01/2023	48,960	52,804
C9-0676, 5.500%, 05/01/2023	81,176	91,517
D9-6027, 5.500%, 05/01/2023	16,594	18,975
C9-0689, 4.500%, 07/01/2023	193,285	209,824
C9-0705, 4.500%, 09/01/2023	129,853	140,964
C9-0706, 5.000%, 09/01/2023	16,219	17,980
G1-3345, 6.500%, 10/01/2023	18,410	19,886
G1-4160, 6.000%, 01/01/2024	102,770	106,904
G1-3390, 6.000%, 01/01/2024	136,197	150,853
G1-3692, 5.500%, 02/01/2024	65,330	71,117
G1-3610, 5.500%, 02/01/2024	104,238	114,430
C9-0830, 4.500%, 05/01/2024	283,592	307,859
G1-8330, 4.500%, 11/01/2024	252,056	270,785
E0-2684, 4.500%, 03/01/2025	76,221	80,722
G3-0289, 7.000%, 09/01/2025	624,468	701,315
J1-4785, 4.000%, 03/01/2026	308,383	330,226
G1-4159, 4.000%, 06/01/2026	431,522	462,111
G1-4204, 4.500%, 06/01/2026	482,738	518,773
C9-0989, 6.000%, 09/01/2026	126,749	144,377
3.000%, 06/15/2027	3,900,000	4,075,073
C9-1075, 6.000%, 08/01/2027	170,308	193,988
G0-1584, 5.000%, 08/01/2033	189,057	213,329
C0-1649, 5.500%, 10/01/2033	443,097	502,826
G0-5168, 5.000%, 12/01/2034	41,889	47,162
H0-9207, 6.500%, 08/01/2038	180,010	204,843

Freddie Mac REMICS
2344, 6.000%, 08/15/2016	106,000	108,469
2354, 5.750%, 09/15/2016	50,949	52,174
2381, 5.500%, 11/15/2016	119,379	122,427
2458, 5.500%, 06/15/2017	16,722	17,042
3669, 3.500%, 06/15/2017	50,597	50,751
3204, 5.000%, 08/15/2017	287,242	289,421
2503-TG, 5.500%, 09/15/2017	25,728	26,852
2503-BH, 5.500%, 09/15/2017	11,815	12,316
2508, 5.000%, 10/15/2017	66,608	69,147
2515, 5.000%, 10/15/2017	113,739	117,941
2509, 5.000%, 10/15/2017	11,406	11,827
2513-DB, 5.000%, 10/15/2017	35,626	36,925

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79% (Continued)
Freddie Mac REMICS (Continued)
2510, 5.000%, 10/15/2017	$34,792	$36,117
2513-JE, 5.000%, 10/15/2017	63,726	66,066
2564, 5.500%, 10/15/2017	99,876	104,120
2543, 5.000%, 12/15/2017	127,973	133,015
2555, 4.250%, 01/15/2018	86,919	89,556
2575, 5.000%, 02/15/2018	58,083	60,421
2564, 5.000%, 02/15/2018	89,720	93,506
2629, 4.000%, 03/15/2018	6,338	6,346
2617, 4.500%, 05/15/2018	262,680	272,578
2631, 4.500%, 06/15/2018	55,744	58,234
2627, 4.500%, 06/15/2018	96,228	100,335
2686, 3.500%, 10/15/2018	163,021	168,788
2685, 4.000%, 10/15/2018	303,766	315,913
2696, 4.000%, 10/15/2018	74,060	76,779
2707, 4.500%, 11/15/2018	142,166	148,940
2735, 4.000%, 01/15/2019	299,685	311,592
2786, 4.000%, 04/15/2019	198,623	207,803
2773, 4.000%, 04/15/2019	344,866	360,450
2790, 5.000%, 05/15/2019	63,538	66,446
3414, 4.000%, 12/15/2019	200,937	207,990
2934, 0.00%, 02/15/2020 (c)	100,210	100,271
2958, 4.500%, 04/15/2020	334,070	347,625
3033, 4.500%, 09/15/2020	105,134	110,237
3621, 5.000%, 01/15/2021	149,026	150,907
2522, 5.500%, 11/15/2022	549,872	606,598
2649, 3.500%, 07/15/2023	58,428	60,824
2676, 5.000%, 09/15/2023	426,194	463,767
3842, 3.500%, 12/15/2023	68,828	69,944
2720, 5.000%, 12/15/2023	183,627	200,231
2950, 5.000%, 12/15/2023	40,349	40,440
2783, 5.000%, 04/15/2024	280,063	306,285
2824, 5.000%, 07/15/2024	13,144	14,391
2835, 5.500%, 08/15/2024	157,317	172,291
2892, 5.000%, 11/15/2024	390,868	427,600
3741, 3.500%, 03/15/2025	88,384	92,234
3784, 4.000%, 01/15/2026	91,309	97,504
3178, 6.000%, 09/15/2028	123	123
2344, 6.500%, 08/15/2031	43,532	51,244
2690, 5.000%, 04/15/2032	51,786	52,077
2752, 5.000%, 10/15/2032	147,254	148,483
3136, 0.486%, 04/15/2036 (a)	346,539	348,973

Ginnie Mae I Pool
781567X, 5.000%, 02/15/2018	34,455	36,426
781731X, 4.500%, 11/15/2018	149,972	157,653
782098X, 6.000%, 01/15/2020	134,142	141,556
781919X, 5.000%, 05/15/2020	356,579	381,102

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 83.79% (Continued)
Ginnie Mae I Pool (Continued)
782039X, 5.500%, 11/15/2020	$140,665	$150,050
782232X, 5.000%, 07/15/2021	235,575	251,638
782618X, 4.500%, 04/15/2024	226,815	245,295
741854X, 4.000%, 05/15/2025	372,254	396,534

Government National Mortgage Association
2013-101, 0.514%, 05/16/2035	692,683	680,632
2009-104, 4.250%, 07/20/2036	238,097	241,568
2008-55, 5.000%, 07/20/2037	22,816	23,051
2010-112, 3.000%, 04/20/2038	106,150	108,615
2011-40, 2.500%, 06/20/2038	103,060	104,107
2009-15, 4.250%, 12/20/2038	222,463	231,593
2009-101, 4.000%, 08/20/2039	208,688	221,940
2013-55, 1.579%, 12/16/2042	729,839	722,198
2013-107, 0.847%, 11/16/2047 (a)(b)	6,972,014	376,656
2013-15, 0.626%, 08/16/2051 (a)(b)	7,355,405	420,428
2013-07, 0.696%, 05/16/2053 (a)(b)	11,378,498	690,612
2013-01, 0.914%, 02/16/2054 (a)(b)	9,583,139	719,967
2013-105, 0.687%, 06/16/2054 (a)(b)	4,811,381	215,396
2013-17, 0.963%, 06/16/2054 (a)(b)	18,616,207	1,095,983
2013-40, 1.073%, 06/16/2054 (a)(b)	12,446,147	802,440
2013-101, 0.879%, 10/16/2054 (a)(b)	7,011,556	370,487
2013-156, 0.933%, 06/16/2055 (a)(b)	7,821,963	477,175
2014-01, 0.760%, 09/16/2055 (a)(b)	8,587,722	480,221
2014-54, 0.875%, 09/16/2055 (a)(b)	12,627,998	811,223
2014-120, 0.780%, 04/16/2056 (a)(b)	3,522,219	222,159
2014-73, 0.890%, 04/16/2056 (a)(b)	14,017,649	895,749
2014-138, 0.888%, 04/16/2056 (a)(b)	2,927,434	215,668

Freddie Mac Strips
S0-1556, 0.00%, 04/01/2028 (c)	594,336	581,846
TOTAL MORTGAGE BACKED SECURITIES (Cost $69,676,201)		71,271,451

U.S. GOVERNMENT NOTE/BOND – 12.10%
United States Treasury Note/Bond
0.125%, 04/15/2016	802,290	807,304
0.625%, 08/15/2016	2,500,000	2,507,228
0.625%, 12/31/2016	1,890,000	1,894,430
1.750%, 09/30/2019	5,000,000	5,084,765
TOTAL U.S. GOVERNMENT NOTE/BOND (Cost $10,298,439)		10,293,727

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value
SHORT-TERM INVESTMENTS – 13.72%
First American U.S. Treasury Money Market Fund, 0.020% (a)	11,670,416	$11,670,416
TOTAL SHORT-TERM INVESTMENTS (Cost $11,670,416)		11,670,416

Total Investments (Cost $91,645,056) – 109.61%		93,235,594
Liabilities in Excess of Other Assets- (9.61)%		(8,175,004)
TOTAL NET ASSETS – 100.00%		$85,060,590

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2015.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Represents an principal-only security that entitles holders to receive only principal payments on underlying mortgages.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Assets and Liabilities

May 31, 2015

	Equity	1-3 Year Duration
	Income	U.S. Agency
	Plus Fund	Bond Fund
ASSETS
Investments, at value (cost $157,076,413 and $91,645,056)	$167,624,617	$93,235,594
Receivable for investments sold	4,217,613	—
Cash held at broker	259,639	—
Dividends and interest receivable	383,932	349,777
Receivable for Fund shares sold	371,084	37,820
Other assets	35,860	20,002
TOTAL ASSETS	172,892,745	93,643,193
LIABILITIES
Written options, at value (premiums received of $6,094,251 and $0, respectively)	6,282,166	—
Payable for investments purchased	4,231,018	8,447,189
Payable to affiliates	74,751	64,645
Payable for Fund shares redeemed	85,742	7,527
Payable for distribution fees	1,247	1,719
Payable to Advisers	60,545	22,997
Payable for shareholder servicing fees	2,425	—
Accrued expenses and other liabilities	38,448	38,526
TOTAL LIABILITIES	10,776,342	8,582,603
NET ASSETS	$162,116,403	$85,060,590
Net Assets Consist Of:
Paid-in capital	$153,954,482	$87,833,604
Accumulated undistributed net investment income	333,708	9,481
Accumulated net realized loss from investments	(2,532,076)	(4,373,033)
Net unrealized appreciation (depreciation) on investments:
Investments and purchased options	10,548,204	1,590,538
Written options	(187,915)	—
Net Assets	$162,116,403	$85,060,590
Retail Class Shares
Net assets	2,329,773	1,382,882
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	202,061	141,644
Net asset value and redemption price per share	$11.53	$9.76
Maximum offering price per share(1)	$12.23	$9.76
Institutional Class Shares
Net assets	159,725,276	83,677,708
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	13,835,599	8,443,100
Net asset value, offering price and redemption price per share	$11.54	$9.91
Class C Shares
Net assets	61,354	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,107	N/A
Net asset value, offering price and redemption price per share	$10.05	N/A

(1)	Reflects a maximum sales charges of 5.75% for the Equity Income Plus Fund ($11.53 / 0.9425).

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Year Ended May 31, 2015

	Equity	1-3 Year Duration
	Income	U.S. Agency
	Plus Fund	Bond Fund
INVESTMENT INCOME
Dividend income	$2,955,897 (1)	$—
Interest income (net of amortization and paydown gains and losses)	—	2,171,412
TOTAL INVESTMENT INCOME	2,955,897	2,171,412

EXPENSES
Management fees	834,131	299,045
Administration and accounting fees	136,503	113,570
Transfer agent fees and expenses	57,323	45,714
Federal and state registration fees	56,212	33,690
Audit and tax fees	19,543	17,995
Legal fees	15,225	16,342
Custody fees	12,918	22,293
Chief Compliance Officer fees	11,936	11,953
Reports to shareholders	8,173	12,325
Trustees' fees	5,181	5,307
Distribution fees – Retail Class	4,733	3,086
Pricing expenses	4,109	66,140
Shareholder servicing fees – Retail Class	1,894	—
Distribution fees – Class C	35	—
Shareholder servicing fees – Class C	12	—
Other expenses	9,352	8,564
TOTAL EXPENSES	1,177,280	656,024
Expense recoupment by advisers (Note 4)	—	9,589
Expense waiver by advisers (Note 4)	(336,475)	—
NET EXPENSES	840,805	665,613
NET INVESTMENT INCOME	2,115,092	1,505,799

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments:
Investments and purchased options	2,221,354	613,175
Written options	(2,825,232)	—
Change in net unrealized appreciation (depreciation) on investments:
Investments and purchased options	5,448,856	(1,336,084)
Written options	176,834	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	5,021,812	(722,909)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,136,904	$782,890

(1)	Net of $51,036 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
FROM OPERATIONS
Net investment income	$2,115,092	$1,405,382
Net realized gain (loss) from:
Investments and purchased options	2,221,354	(55,989)
Written options	(2,825,232)	(958,293)
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	5,448,856	5,099,348
Written options	176,834	(364,749)
Net increase in net assets from operations	7,136,904	5,125,699

FROM DISTRIBUTIONS
Net investment income – Retail Class	(32,244)	(17,975)
Net investment income – Institutional Class	(1,979,803)	(1,226,576)
Net investment income – Class C	(6)	—
Net realized gain – Retail Class	(15,534)	—
Net realized gain – Institutional Class	(828,544)	—
Net decrease in net assets resulting from distributions paid	(2,856,131)	(1,244,551)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class	1,282,245	1,740,181
Proceeds from shares sold – Institutional Class	112,014,743	49,358,316
Proceeds from shares sold – Class C	61,416	—
Proceeds from shares issued from transfers in-kind – Institutional Class(2)	—	23,493,774
Shares issued in reinvestment of distributions – Retail Class	43,308	17,254
Shares issued in reinvestment of distributions – Institutional Class	2,345,229	1,189,482
Shares issued in reinvestment of distributions – Class C	6	—
Payments for shares redeemed – Retail Class	(325,143)	(513,202)
Payments for shares redeemed – Institutional Class	(30,242,362)	(6,510,765)
Net increase in net assets from capital share transactions	85,179,442	68,775,040

TOTAL INCREASE IN NET ASSETS	89,460,215	72,656,188

NET ASSETS:
Beginning of year	72,656,188	—
End of year	$162,116,403	$72,656,188
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$333,708	$160,831

(1)	The Equity Income Plus Fund commenced operations on June 28, 2013.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
FROM OPERATIONS
Net investment income	$1,505,799	$130,125
Net realized gain from investments	613,175	848,326
Change in net unrealized appreciation (depreciation) on investments	(1,336,084)	119,591
Net increase in net assets from operations	782,890	1,098,042

FROM DISTRIBUTIONS
Net investment income – Retail Class	(24,643)	(13,031)
Net investment income – Institutional Class	(2,121,653)	(1,276,134)
Net investment income – StoneCastle Treasurer Class(1)	—	(11,151)
Net decrease in net assets resulting from distributions paid	(2,146,296)	(1,300,316)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class	297,506	2,005
Proceeds from shares sold – Institutional Class	11,464,689	55,834,309
Proceeds from shares sold – StoneCastle Treasurer Class	—	2,000,000
Proceeds from exchange of StoneCastle Treasurer Class shares(1)	—	2,021,105
Shares issued in reinvestment of distributions – Retail Class	24,639	10,998
Shares issued in reinvestment of distributions – Institutional Class	1,750,896	941,614
Shares issued in reinvestment of distributions – StoneCastle Treasurer Class(1)	—	11,151
Payments for shares redeemed – Retail Class	(2,526)	(2,033,740)
Payments for shares redeemed – Institutional Class	(37,595,835)	(73,206,997)
Payments for shares redeemed – StoneCastle Treasurer Class(1)	—	(10,147)
Payments for exchange to Institutional Class	—	(2,021,105)
Net decrease in net assets from capital share transactions	(24,060,631)	(16,450,807)

TOTAL DECREASE IN NET ASSETS	(25,424,037)	(16,653,081)

NET ASSETS:
Beginning of year	110,484,627	127,137,708
End of year	$85,060,590	$110,484,627
ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)	$9,481	$3,235

(1)	The StoneCastle Treasurer class shares converted to Institutional Class shares on February 20, 2014. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$11.15	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.22	0.31
Net realized and unrealized gain on investments	0.48	1.06
Total from investment operations	0.70	1.37

Less distributions paid:
From net investment income	(0.22)	(0.22)
From realized gain	(0.09)	—
Total distributions paid	(0.31)	(0.22)

Net Asset Value, End of Year/Period	$11.54	$11.15

Total Return(4)(6)	6.37%	13.83%

Supplemental Data and Ratios:
Net assets at end of year/period (000's)	$159,725	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.05%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	1.61%	2.61%
After waivers and reimbursements of expenses	1.91%	3.15%

Portfolio turnover rate(4)	87.20%	53.61%

(1)	The Institutional share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Retail Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$11.14	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.18	0.29
Net realized and unrealized gain on investments	0.49	1.06
Total from investment operations	0.67	1.35

Less distributions paid:
From net investment income	(0.19)	(0.21)
From realized gain	(0.09)	—
Total distributions paid	(0.28)	(0.21)

Net Asset Value, End of Year/Period	$11.53	$11.14

Total Return(4)(6)	6.09%	13.58%

Supplemental Data and Ratios:
Net assets at end of year/period (000's)	$2,330	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.40%	1.56%
After waivers and reimbursements of expenses	1.10%	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	1.31%	2.50%
After waivers and reimbursements of expenses	1.61%	2.96%

Portfolio turnover rate(4)	87.20%	53.61%

(1)	The Retail share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2015(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.00 (4)
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.07

Less distributions paid:
From net investment income	(0.02)
From realized gain	—
Total distributions paid	(0.02)

Net Asset Value, End of Period	$10.05

Total Return(5)(7)	0.75%

Supplemental Data and Ratios:
Net assets at end of period (000's)	$61

Ratio of expenses to average net assets(6)
Before waivers and reimbursements of expenses	2.12%
After waivers and reimbursements of expenses	1.75%
Ratio of net investment income to average net assets(6)
Before waivers and reimbursements of expenses	(0.30)%
After waivers and reimbursements of expenses	0.07%

Portfolio turnover rate(5)	87.20%

(1)	Class C shares commenced operations on March 25, 2015.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Less than 0.005 cent per share.
(5)	Not annualized.
(6)	Annualized.
(7)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012(1)
Net Asset Value, Beginning of Year/Period	$10.06	$10.07	$10.20	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)(3)	0.15	0.01	(0.10)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.08)	0.18	0.11	0.33
Total from investment operations	0.07	0.19	0.01	0.29

Less distributions paid:
From net investment income	(0.22)	(0.20)	(0.14)	(0.09)
Total distributions paid	(0.22)	(0.20)	(0.14)	(0.09)

Net Asset Value, End of Year/Period	$9.91	$10.06	$10.07	$10.20

Total Return(4)(6)	0.75%	1.14%	0.08%	2.90%

Supplemental Data and Ratios:
Net assets at end of year/period (000's)	$83,678	$109,404	$124,016	$143,623

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	0.65%	0.71%	0.59%	0.63%
After waivers and reimbursements of expenses	0.66%	0.70%	0.59%	0.63%

Ratio of net investment income (loss)
to average net assets(5)
Before waivers and reimbursements of expenses	1.52%	0.12%	(0.96)%	(0.39)%
After waivers and reimbursements of expenses	1.51%	0.13%	(0.96)%	(0.39)%

Portfolio turnover rate(4)	99.63%	72.73%	78.90%	87.78%

(1)	The Institutional share class commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund – Retail Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012(1)
Net Asset Value, Beginning of Year/Period	$9.90	$9.92	$10.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)(3)	0.13	(0.03)	(0.13)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.08)	0.11 (7)	0.11	0.11
Total from investment operations	0.05	0.08	(0.02)	0.08

Less distributions paid:
From net investment income	(0.19)	(0.10)	(0.11)	(0.03)
Total distributions paid	(0.19)	(0.10)	(0.11)	(0.03)

Net Asset Value, End of Year/Period	$9.76	$9.90	$9.92	$10.05

Total Return(4)(6)	0.52%	0.79%	(0.19)%	0.85%

Supplemental Data and Ratios:
Net assets at end of year/period (000's)	$1,383	$1,081	$3,112	$1

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	0.91%	0.96%	0.85%	0.88%
After waivers and reimbursements of expenses	0.92%	0.95%	0.85%	0.88%

Ratio of net investment income (loss)
to average net assets(5)
Before waivers and reimbursements of expenses	1.37%	(0.34)%	(1.33)%	(0.74)%
After waivers and reimbursements of expenses	1.36%	(0.33)%	(1.33)%	(0.74)%

Portfolio turnover rate(4)	99.63%	72.73%	78.90%	87.78%

(1)	The Retail share class commenced operations on December 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(7)
Realized and unrealized gain and loss per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
May 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “1-3 Year Duration U.S. Agency Bond Fund”) is to achieve a high and stable rate of return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The 1-3 Year Duration U.S. Agency Bond Fund currently offers two classes of shares, the Institutional Class and the Retail Class.  Effective February 20, 2014, the 1-3 Year Duration U.S. Agency Bond Fund ceased offering its StoneCastle Treasurer Class.  The Retail Class shares are subject to a 0.25% distribution (12b-1) fee.  The Equity Income Plus Fund currently offers three classes of shares, the Institutional Class, the Retail Class and the Class C. The Retail Class shares are subject to a 0.25% distribution (12b-1) fee and a 0.10% shareholder servicing fee.  The Class C shares are subject to a 0.75% distribution (12b-1) fee and a 0.25% shareholder servicing fee.  Each class of shares in both Funds have identical rights and privileges except with respect to the distribution and shareholder servicing fees and voting rights on matters affecting a single class of shares.  Retail Class shares of the Equity Income Plus Fund are subject to a maximum initial sales charge of 5.75% imposed at the time of purchase.  Class C shares of the Equity Income Plus Fund are subject to a deferred maximum sales charge of 1.00% if redeemed within 12 months of purchase. The 1-3 Year Duration U.S. Agency Bond Fund’s registration statement became effective on June 22, 2011.  The Institutional share class commenced operations on June 30, 2011.  The Retail share class commenced operations on December 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Retail Classes commenced operations.  The Class C shares commenced operations on March 25, 2015.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), advisers to the 1-3 Year Duration U.S. Agency Bond Fund and Equity Income Plus Fund, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or will be valued at the later sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service) and will generally be classified as level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

events cause the Advisers to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal.  These securities are also normally valued at the mean by pricing service providers.  Pricing services may use various valuation methodologies such as broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized as level 2 of the fair value hierarchy.

U.S. Government Agency Securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized as level 2 of the fair value hierarchy.

Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as level 2.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of May 31, 2015:

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

Equity Income Plus Fund
	Level 1	Level 2	Level 3	Total
Equities
Common Stocks(1)	$143,344,144	$—	$—	$143,344,144
Real Estate Investment Trusts	20,998,568	—	—	20,998,568
Purchased Options	1,472,750	851,725	—	2,324,475
Total Equities	$165,815,462	$851,725	$—	$166,667,187
Short-Term Investments	$957,430	$—	$—	$957,430
Total Investments in Securities	$166,772,892	$851,725	$—	$167,624,617
Liabilities:
Written Options	$3,256,851	$3,025,315	$—	$6,282,166
Total Liabilities	$3,256,851	$3,025,315	$—	$6,282,166
(1)	See the Schedule of Investments for industry classifications.

1-3 Year Duration U.S. Agency Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$71,271,451	$—	$71,271,451
U.S. Government Note/Bond	—	10,293,727	—	10,293,727
Total Fixed Income	$—	$81,565,178	$—	$81,565,178
Short-Term Investments	$11,670,416	$—	$—	$11,670,416
Total Investments in Securities	$11,670,416	$81,565,178	$—	$93,235,594

The Funds did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3.  During the year, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b)	Derivative Instruments

The 1-3 Year Duration U.S. Agency Bond Fund did not hold any financial derivative instruments during the year.

The Equity Income Plus Fund invested in derivative instruments, such as purchased and written options, during the year.

The following sets forth the fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statements of Assets and Liabilities as of May 31, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statements of Assets &		Statements of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$2,324,475	at value	$6,282,166
Total		$2,324,475		$6,282,166

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

The effect of derivative instruments for the Equity Income Plus Fund on the Statements of Operations for the year ended May 31, 2015 was as follows:

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(2,139,174)	$(2,852,232)	$(4,991,406)
Total	$(2,139,174)	$(2,852,232)	$(4,991,406)

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(872,020)	$176,834	$(695,186)
Total	$(872,020)	$176,834	$(695,186)

(1)	Reflected within investments and purchased options on the Statements of Operations.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions.  As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Equity Income Plus Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

Transactions in options written during the year ended May 31, 2015 for the Equity Income Plus Fund were as follows:

	Contracts	Premiums
Outstanding, beginning of year	15,884	$2,148,672
Options written	124,649	18,252,322
Options terminated in closing transactions	(83,742)	(11,798,538)
Options exercised	(14,215)	(1,866,023)
Options expired	(7,573)	(642,182)
Outstanding, end of year	35,003	$6,094,251

As of May 31, 2015, the fair value of long positions which served as collateral for call options written was $164,291,157.

Transactions in purchased options during the year ended May 31, 2015 were as follows:

Contracts
Outstanding, beginning of year	3,120
Options purchased	12,128
Options terminated in closing transactions	(5,278)
Options exercised	—
Options expired	(2,670)
Outstanding, end of year	7,300

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.  12b-1 fees are expensed at 0.25% of average daily net assets of the Retail Class shares of the Funds and 0.75% of average daily net assets of the Class C shares of the Equity Income Plus Fund.  Shareholder servicing fees are expensed at 0.10% of average daily net assets of the Retail Class shares of the Equity Income Plus Fund and 0.25% of average daily net assets of the Class C shares of the Equity Income Plus Fund.  Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended May 31, 2015 and May 31, 2014 were as follows:

Equity Income Plus Fund
	May 31, 2015	May 31, 2014
Ordinary Income	$2,012,053	$1,244,551
Long-Term Capital Gain	844,078	—

1-3 Year Duration U.S. Agency Bond Fund
	May 31, 2015	May 31, 2014
Ordinary Income	$2,146,296	$1,300,316
Long-Term Capital Gain	—	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

As of May 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity	1-3 Year Duration
	Income	U.S. Agency
	Plus Fund	Bond Fund
Cost basis of investments for federal income tax purposes	$159,920,652	$91,645,056
Gross tax unrealized appreciation	16,317,735	2,417,707
Gross tax unrealized depreciation	(8,613,770)	(827,169)
Net tax unrealized appreciation	7,703,965	1,590,538
Undistributed ordinary income	327,547	9,481
Undistributed long-term capital gain	318,324	—
Total distributable earnings	645,871	9,481
Other accumulated losses	(187,915)	(4,373,033)
Total accumulated gain/(losses)	$8,161,921	$(2,773,014)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and straddle adjustments.

At May 31, 2015, the 1-3 Year Duration U.S. Agency Bond Fund had short-term capital loss carryovers of $3,705,614, and the 1-3 Year Duration U.S. Agency Bond Fund had long-term capital loss carryovers of $667,419.  These losses will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2015, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

1-3 Year Duration U.S. Agency Bond Fund
Undistributed Net Investment Income/(Loss)	$646,743
Accumulated Net Realized Gain/(Loss)	$(646,743)

Equity Income Plus Fund
Undistributed Net Investment Income/(Loss)	$69,838
Accumulated Net Realized Gain/(Loss)	$(69,838)

(4)	Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for the 1-3 Year Duration U.S. Agency Bond Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund
Institutional Class	June 29, 2016	0.75%
Retail Class	June 29, 2016	1.10%
Class C	June 29, 2016	1.75%

1-3 Year Duration U.S. Agency Bond Fund
Institutional Class	September 28, 2016	0.70%
Retail Class	September 28, 2016	0.95%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	May 31, 2018	May 31, 2017
Equity Income Plus Fund
Institutional Class	$330,702	$239,981
Retail Class	5,756	2,381
Class C	17	—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution fee of 0.25% of each Fund’s average daily net assets of Retail Class shares and 0.75% of average daily net assets of Class C shares of the Equity Income Plus Fund for services to prospective Fund shareholders and distribution of the Funds’ Retail Class and Class C shares of the Equity Income Plus Fund. During and as of May 31, 2015, the Funds accrued and owed expenses pursuant to the 12b-1 Plan as follows:

	Accrued	Owed
Equity Income Plus Fund	$4,768	$1,247
1-3 Year Duration U.S. Agency Bond Fund	3,086	1,719

The 12b-1 Plan also authorizes payment of a shareholder servicing fee of 0.10% and 0.25% of the average daily net assets of the Retail Class shares and Class C shares for the Equity Income Plus Fund, respectively. During the year ended May 31, 2015, the Equity Income Plus Fund accrued shareholder servicing fees of $1,906.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year ended May 31, 2015, and owed as of May 31, 2015, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$136,503	$48,372
1-3 Year Duration U.S. Agency Bond Fund	113,570	28,198

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Funds’ custodian.  Fees incurred for the year ended May 31, 2015, and owed as of May 31, 2015, are as follows:

Fund Accounting	Incurred	Owed
Equity Income Plus Fund	$4,109	$1,190
1-3 Year Duration U.S. Agency Bond Fund	66,140	16,011

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$57,323	$18,015
1-3 Year Duration U.S. Agency Bond Fund	45,714	12,342

Custody	Incurred	Owed
Equity Income Plus Fund	$12,918	$4,183
1-3 Year Duration U.S. Agency Bond Fund	22,293	5,088

Each Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended May 31, 2015, and owed as of May 31, 2015, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$11,936	$2,991
1-3 Year Duration U.S. Agency Bond Fund	11,953	3,006

(7)	Capital Share Transactions

Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class
	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Shares sold	9,870,911	4,638,199
Shares issued from transfer-in-kind	—	2,255,824
Shares reinvested	207,532	109,301
Shares redeemed	(2,645,063)	(601,105)
Net increase	7,433,380	6,402,219

Retail Class
	Year Ended	Period Ended
	May 31, 2015	May 31, 2014(1)
Shares sold	112,607	160,102
Shares reinvested	3,837	1,590
Shares redeemed	(28,639)	(47,436)
Net increase	87,805	114,256

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

Class C
Period Ended
May 31, 2015(2)
Shares sold	6,106
Shares reinvested	1
Shares redeemed	—
Net increase	6,107

(1) The Equity Income Plus Fund commenced operations June 28, 2013.

(2) The Class C shares commenced operations on March 25, 2015.

Transactions in shares of the 1-3 Year Duration U.S. Agency Bond Fund were as follows:

Institutional Class
	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
Shares sold	1,145,592	5,560,161
Shares reinvested	175,466	93,921
Shares exchanged from
StoneCastle Treasurer Class	—	201,305	(1)
Shares redeemed	(3,757,744)	(7,289,969)
Net decrease	(2,436,686)	(1,434,582)

Retail Class
	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
Shares sold	30,217	203
Shares reinvested	2,510	1,114
Shares redeemed	(257)	(205,875)
Net increase (decrease)	32,470	(204,558)

StoneCastle Treasurer Class
		Year Ended
		May 31, 2014
Shares sold		200,200
Shares reinvested		1,113
Shares redeemed		(1,008)
Shares exchanged to Institutional Class		(201,305	)(1)
Net decrease		(1,000)

(1)	The StoneCastle Treasurer Class shares were converted to Institutional Class shares February 20, 2014.

M.D. Sass Funds
Notes to Financial Statements (Continued)
May 31, 2015

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and amounts transferred in-kind noted below) for the Funds for the year ended May 31, 2015 are summarized below:

	Equity Income	1-3 Year Duration
	Plus Fund	U.S. Agency Bond Fund
Purchases:
U.S. Government	$—	$95,892,135
Other	180,265,089	—
Sales:
U.S. Government	$—	$115,123,350
Other	94,653,401	—

During the period ended May 31, 2014, the Equity Income Plus Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued at a fair value of $1,703,879 and $21,789,895, respectively.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2015, National Financial Services, LLC held 33.15% and 78.28% of the outstanding shares of the Institutional Class and Retail Class, respectively, of the 1-3 Year Duration U.S. Agency Bond Fund. At May 31, 2015, The New Hillman Co. held 31.84% of the outstanding shares of the Institutional Class of the 1-3 Year Duration U.S. Agency Bond Fund. At May 31, 2015, National Financial Services, LLC held 58.38% of the outstanding shares of the Retail Class of the Equity Income Plus Fund. At May 31, 2015, Maril & Co. held 48.69% of the outstanding shares of the Institutional Class of the Equity Income Plus Fund. At May 31, 2015, Pershing, LLC held 29.78% and 45.54% of the outstanding shares of the Retail Class and Class C, respectively, of the Equity Income Plus Fund. At May 31, 2015, U.S. Bank held 50.36% of the outstanding shares of the Class C of the Equity Income Plus Fund.

(10)	Line of Credit

At May 31, 2015, the Equity Income Plus and 1-3 Year Duration U.S. Agency Bond Funds, had lines of credit with a maximum amount of borrowing for the lessor of $8,000,000 and $15,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 13, 2015. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank. For the year ended May 31, 2015, the average interest rate under the line of credit was 3.25%. The Funds did not utilize the lines of credit during the year ended May 31, 2015.

(11)	Subsequent Event

On June 29, 2015, the 1-3 Year Duration U.S. Agency Bond Fund declared and paid a distribution from ordinary income of $260,734.08 and $4,135.66 to the shareholders of record on June 26, 2015 of the Institutional and Retail Classes, respectively.

On June 29, 2015, the Equity Income Plus Fund declared and paid a distribution from ordinary income of $276,310.72, $2,183.20 and $31.89 to the shareholders of record on June 26, 2015 of the Institutional, Retail and C Classes, respectively.

M.D. Sass Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of M.D. Sass Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of M.D. Sass Funds, comprising M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund and M.D. Sass Equity Income Plus Fund (the “Funds”), each a series of the Trust for Professional Managers, as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting M.D. Sass Funds as of May 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2015

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees

				Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair,	38	Independent Trustee,
615 E. Michigan St.		Term; Since	Department of Accounting,		USA MUTUALS (an
Milwaukee, WI 53202		August 22,	Marquette University (2004–present).		open-end investment
Age: 60		2001			company with three
					portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	38	Independent Trustee,
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		USA MUTUALS (an
Milwaukee, WI 53202		August 22,			open-end investment
Age: 58		2001			company with three
					portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–present); Managing	38	Independent Manager,
615 E. Michigan St.		Term; Since	Director, Chief Administrative Officer		Ramius IDF, LLC, (two
Milwaukee, WI 53202		October 23,	(“CAO”) and Chief Compliance Officer		closed-end investment
Age: 71		2009	(“CCO”), Granite Capital International		companies); Independent
			Group, L.P. (an investment management		Trustee, Gottex Trust (an
			firm) (1994–2011).		open-end investment
					company with one
					portfolio); Independent
					Trustee, Gottex
					Multi-Asset Endowment
					fund complex (three
					closed- end investment
					companies); Independent
					Trustee, Gottex
					Multi-Alternatives
					fund complex (three
					closed-end investment
					companies) (2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice President, U.S.	38	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since	Bancorp Fund Services, LLC		(an open- end
Milwaukee, WI 53202	Trustee	August 22,	(1994–present).		investment company
Age: 53		2001			with ten portfolios);
					Trustee, USA
					MUTUALS (an open-
					end investment
					company with three
					portfolios).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,	(2004–present).
Age: 57	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,	(2002–present).
Age: 41	and	2013
Principal
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.		Term; Since	Fund Services, LLC (April 2012–
Milwaukee, WI 53202		May 29,	present); Research Associate,
Age: 33		2015	Vista360, LLC (May 2010–
April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Fund Services, LLC, (January
Milwaukee, WI 53202	Officer, Vice	July 1, 2014	2014–present); Senior Vice President,
Age: 55	President and		Ariel Investments, LLC, (2010–2013);
	Anti-Money		Vice President, Ariel Investments, LLC,
	Laundering		(2003–2010).
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21,	(2008–present).
Age: 33		2011

Kelly Burns	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		April 23,	(2011–present). Student Illinois
Age: 27		2015	State University (2006–2011).

Cullen O. Small	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 22,	(2010–present).
Age: 28		2015

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 1,	(2010–present).
Age: 27		2015

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund	100.00%
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2014 was as follows:

M.D. Sass Equity Income Plus Fund	76.28%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

1-3 Year Duration U.S. Agency Bond Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2015	FYE 5/31/2014
Audit Fees	$31,000	$30,000
Audit-Related Fees	$0	$0
Tax Fees	$6,500	$6,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  8/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date 8/5/15

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date 8/5/15